Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-86951

PROSPECTUS SUPPLEMENT DATED JANUARY 18, 2001
(To Prospectus filed on October 27, 1999)


                                PMC-SIERRA, INC.


                                   PROSPECTUS

                        7,182,246 Shares of Common Stock*
                             -----------------------

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

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         *Reflects 100% stock dividend payable February 11, 2000



         The table captioned "Selling Stockholders" commencing on page 11 of the Prospectus is hereby amended to reflect the following additions and changes.



                                                    Shares to be Offered for the
                  Selling Stockholders                   Selling Stockholder
-------------------------------------------------  -----------------------------

The Valentine Foundation                                         9,574

Geoffrey R. Tate & Colleen Thygesen Tate TTEES                   1,173
   Of the Tate Famaily Trust DTD 9/30/98